UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2007
Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust
(Exact Name of Registrant as Specified in Charter)

	333-125416	38-3528063
Delaware	333-125416-01	13-7255034

(State or other jurisdiction	(Commission File Number)	(Registrants’ IRS
of Incorporation)		Employer Id. Nos.)
3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 340-6550
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, and Exhibits
Exhibit Index
VCAMOT 2005-1 Servicer Certificate for the month ended May 31, 2007

Item 8.01. Other Events
     On June 20, 2007, The Bank of New York, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Credit Auto Master Owner Trust, Series 2005-1. A copy of this Servicer Certificate, which relates to the June 20, 2007 monthly payment and the Collection Period ended June 20, 2007, provided to The Bank of New York, as indentured trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements, and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended May 31, 2007 provided to The Bank of New York, as indenture trustee. (Filed with this report.)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust By: Volkswagen Dealer Finance, LLC
By:	/s/	Timothy J. Flaherty
Timothy J. Flaherty

Exhibit Index

Exhibit No.	Description of Exhibit

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended May 31, 2007 provided to The Bank of New York, as indenture trustee. (Filed with this report.)